CONTRATO N° 697715-P (WER) notificaciones el ubicado en la Avenida Paseo de la Reforma número 115-2102, Colonia, Lomas de Chapultepec, Delegación Miguel Hidalgo, C.P. 11000, D.F. México. II. DECLARA EL VENDEDOR: A. Es una sociedad constituida de conformidad con las leyes de los Estados Unidos Mexicanos, tal y como consta en la escritura pública número de fecha 15 de diciembre de 2014 otorgada ante la fe del Lic. Notario Público número 247 de Ciudad de México, misma que se encuentra debidamente inscrita en el Registro Público de Comercio de la misma ciudad bajo el folio mercantil N° B. Que las facultades de su representante legal son suficientes para suscribir este Contrato y que no le han sido modificadas, limitadas o revocadas en forma alguna, como consta en la escritura pública número 14,124, de fecha 22 de setiembre de 2015, otorgada ante la fe del Lic. Notario Público número de Ciudad de México // detallada en el punto A inmediatamente anterior. C. Que se encuentra debidamente inscrito en el Registro Federal de Contribuyentes con clave , y que señala como domicilio para oír y recibir notificaciones el ubicado en Ciudad de México. D. Que el Producto se encuentra libre de todo gravamen o limitación de dominio y que es el único y legítimo propietario y que garantiza que ha sido obtenido y/o procesado legalmente. E. Que es el legítimo titular de la Concesión Minera número respecto del lote minero denominado Los Gatos ubicado en Municipo de Satevó, Chihuahua, del cual se extrae el Producto. F. Que la suscripción y el cumplimiento por su parte, así como las transacciones contempladas en el Contracto (i) no entran ni entrarán en conflicto con ninguna ley o located at Avenida Paseo de la Reforma número 115-2102, Colonia, Lomas de Chapultepec, Delegación Miguel Hidalgo, C.P. 11000, D.F. Mexico. IV. THE SELLER STATES: A. That it is a company organized and existing under the laws of the United Mexican States, as recorded in public deed number , dated December 15, 2014, made before and witnessed by Attorney-at-law Lic. Notary Public number of Mexico City, which is duly recorded in the Public Registry of Commerce of Mexico City, on commercial page number B. That the powers of its legal representative suffice to sign this Contract and that those powers have not been modified, restricted or revoked to it in any manner, as recorded in public deed number 14,124, dated September 22, 2015, made before and witnessed by Attorney-at-law Lic. , Notary Public number , of Mexico City. C. That it is duly recorded in the Federal Registry of Taxpayers with password and that it states, as the address for service of process, the address located at calle Valle Escondido 5500, Punto Alto E-2 Oficina 404, C.P. 31125, Chihuahua, Chihuahua, México. D. That the Product is free from all liens or limitation of ownership and that it is the only and legitimate owner and that it guarantees that the Product has been obtained and/or processed legally. E. That it has entered into a contract with the legitimate holder of the Mining Concession number for the purchase of 100% of the production of

CONTRATO N° 697715-P (WER) reglamente que le sea aplicable; sus documentos constitutivos; o cualquier documento que sea vinculante para ella o cualquiera de sus activos; y (ii) es una obligación legalmente vinculante, válida y exigible. G. Que las obligaciones de pago asumidas en virtud del Contrato tienen un rango al menos pari passu con los créditos de todos sus demás acreedores no garantizados y no subordinados, salvo las obligaciones obligatoriamente preferentes por ley aplicable a las empresas en general. I. DECLARAN CONJUNTAMENTE LAS PARTES: Las Partes declaran que están de acuerdo en llevar a cabo la presente compraventa de concentrados de plomo (en lo sucesivo denominado el “Producto”) bajo los términos y condiciones pactadas en las siguientes: CLÁUSULAS PRIMERA. DEFINICIONES. Las Partes acuerdan que los términos utilizados en el presente Contrato tendrán, en lo aplicable y de forma indistinta en plural o singular, las siguientes definiciones: a) Los términos Tonelada y Tonelada Métrica (“TM”) equivalen a 1,000 (un mil) kilogramos (“kilos” y/o “kg”) o 2,204.62 libras (“lbs”), en base húmeda (TMH) o seca (“TMS”) como se indique específicamente en cada caso. b) Onza podrá ser referido como “Oz”. c) El término unidad equivale al 1% (uno por ciento) de una TMS. d) El término onza equivale a una onza troy de 31.10348 (treinta y uno punto uno cero tres cuatro ocho milésimas) gramos. e) El término libra equivale a 453.593 (cuatrocientos cincuenta y tres punto the mining lot called Los Gatos, located at Municipo de Satevó, Chihuahua, from which the Product is extracted. F. That the entry into and performance by it of, and the transactions contemplated by the Contract (i) do not and will not conflict with any law or regulation applicable to it; its constitutional documents; or any document which is binding upon it or any of its assets; and (ii) it is a legally binding, valid and enforceable obligation. G. That the payment obligations assumed under the Contract rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally. V. THE PARTIES JOINTLY STATE: That they agree with entering into this purchase-sale of lead (hereinafter referred to as the “Product”) under the terms and conditions agreed on in the following clauses: CLAUSES FIRST: DEFINITIONS The Parties agree that the terms used in this Contract shall have, as applicable and indistinctly in singular or plural, the following definitions: a) The terms Ton and Metric Ton (“MT”) are equivalent to 1,000 (one thousand) kilograms (“kilos” and/or “kg”) or 2,204.62 pounds (“lbs.”), in wet (WMT) or dry (“DMT”) base, as may be specifically set out in each case. b) Ounce may be referred to as “Oz.” c) The term unit is equivalent to 1% (one percent) of a DMT.

CONTRATO N° 697715-P (WER) quinientas noventa y tres milésimas) gramos. f) Los montos de dinero establecidos en US$ y US¢ (Dólares y Centavos de Dólar) se refieren a la moneda de curso legal de los Estados Unidos de América. g) Ensayes: Serán las muestras del producto objeto de este Contrato a fin de verificar las calidades solicitadas. h) INCOTERMS: refiere a términos de comercio internacional emitidos por la Cámara de Comercio Internacional o ICC en su versión emitida en el año 2010. i) LME: significa London Metal Exchange; j) LBMA: London Bullion Market Association k) Producto: tendrá la definición estipulada en el punto III de las declaraciones de este Contrato, y de acuerdo al contexto en el que sea utilizado podrá referir a una entrega específica o al volumen total estipulado en la cláusula segunda del presente Contrato. l) Vigencia: tendrá el significado atribuido en la cláusula tercera del presente Contrato, sin embargo esta vigencia se extenderá mientras permanezcan pendientes obligaciones de las Partes. m) Los términos que inicien con letra mayúscula tendrán el significado que se pactó para cada uno de ellos en este Contrato. n) Filial significa: en relación con cualquier compañía o corporación, una Subsidiaria o Sociedad Matriz de dicha compañía o corporación o cualquier otra Subsidiaria de dicha compañía o corporación o de dicha Sociedad Matriz; o) Sociedad Matriz: tiene el significado que se le da en la definición de Subsidiaria p) Subsidiaria significa: una compañía o corporación que, en relación con otra compañía o corporación (una “Sociedad Matriz”): (a) es controlada, directa o indirectamente, por la Sociedad Matriz; (b) más de la mitad del capital social emitido sea propiedad, directa o indirectamente de la Sociedad Matriz; o (c), es una d) The term ounce is equivalent to one troy ounce of 31.10348 (thirty-one point one zero three four eight thousandths) grams. e) The term pound is equivalent to 453.593 (four hundred fifty-three point five hundred ninety-three thousandths) grams. f) The amounts of money established in US$ and US¢ (Dollars and Cents of a Dollar) are referred to the legal tender of the United States of America. g) Assays: They shall refer to the assays of the product subject matter of this Contract in order to verify the qualities requested. h) INCOTERMS: It refers to terms of international trade issued by the International Chamber of Commerce or ICC, in its version released in 2010. i) LME: It means London Metal Exchange. j) LBMA: It means London Bullion Market Association. k) Product: It shall have the definition set forth in point III of the statements of this Contract and, according to the context in which it is used, it may refer to a specific delivery or to the total volume set forth in the second clause of this Contract. l) Effective Term: It shall have the meaning set forth in the third clause of this Contract. However, this effective term shall extend as long as the obligations by the Parties are still pending. m) The terms starting with a capital letter shall have the meaning agreed upon for each of them in this Contract. n) Affiliates means: in relation to any company or corporation, a Subsidiary or Holding Company of that company or corporation or any other Subsidiary of that company or corporation or of that Holding Company; o) Holding Company: has the meaning given to it in the definition of Subsidiary; p) Subsidiary means: a company or corporation which, in relation to another company or corporation (a “Holding Company”): (a) is controlled, directly or indirectly, by the Holding Company; (b) more than half the issued share capital of

CONTRATO N° 697715-P (WER) Subsidiaria de otra Subsidiaria de la Sociedad Matriz; para ello, una compañía o corporación será tratada como si fuera controlada por una Sociedad Matriz si la Sociedad Matriz es capaz de dirigir sus asuntos y / o controlar la composición de su junta directiva o entidad equivalente. SEGUNDA. CANTIDAD Y CALIDAD DEL PRODUCTO. Durante la vigencia del presente Contrato, el Vendedor se obliga a vender y el Comprador a comprar el 100% de la producción de concentrados de plomo de enero a diciembre de 2024, estimada en 37,800 TMS +/- 5% a opción del Vendedor, y el mismo que deberá de reunir la siguiente calidad de acuerdo a sus contenidos: Ag: 4,000 - 9,000 g/t Au: 2.5 – 7.0 g/t Pb: 50 – 55 % Zn: 10 – 16 % F: 3,500 – 8,000 ppm Cu: 1.40 – 1.8% Se: 189 ppm Hg: 46 ppm Ni: 31 ppm Co: 28 ppm Te: <20 S: 16.98 % Fe: 8.26 % Insols: 6.69 % SiO2: 5.95% CaO: 1.3 % Al2O3: 0.33 % Cd: 0.30 % Sb: 0.15 % As: 0.14 % K2O: 0.13 % Na2O: 0.10% MgO: 0.10% Mn: 0.06% Bi: 0.01% El concentrado será primario, de producción fresca, de naturaleza fluida sin aglomeraciones visibles ni decoloración y será homogéneo en which is beneficially owned, directly or indirectly by the Holding Company; or (c) which is a Subsidiary of another Subsidiary of the Holding Company; and for this purpose, a company or corporation shall be treated as being controlled by a Holding Company if the Holding Company is able to direct its affairs and/or to control the composition of its board of directors or equivalent body. SECOND: PRODUCT QUANTITY AND QUALITY During the effective term of this Contract, the Seller undertakes to sell and the Buyer undertakes to buy 100% of the production between January and December 2024, estimated to be 37,800 DMT +/- 5% in Seller’s option, and shall comply with the following quality according to its contents: Ag: 4,000 - 9,000 g/t Au: 2.5 – 7.0 g/t Pb: 50 – 55 % Zn: 10 – 16 % F: 3,500 – 8,000 ppm Cu: 1.40 – 1.8% Se: 189 ppm Hg: 46 ppm Ni: 31 ppm Co: 28 ppm Te: <20 S: 16.98 % Fe: 8.26 % Insols: 6.69 % SiO2: 5.95% CaO: 1.3 % Al2O3: 0.33 % Cd: 0.30 % Sb: 0.15 % As: 0.14 % K2O: 0.13 % Na2O: 0.10% MgO: 0.10% Mn: 0.06% Bi: 0.01%

CONTRATO N° 697715-P (WER) naturaleza y ensayos, en opinión exclusiva del inspector independiente designado por el Comprador. La calidad, el tamaño, el contenido de impurezas y el nivel de radiactividad del concentrado se ajustarán a las normas aduaneras de China para el concentrado plomo importado a China en vigor en el momento del envío. El Vendedor debe presentar certificados válidos de ensayos químicos y de humedad expedidos por una empresa de inspección reconocida internacionalmente a petición escrita del comprador En caso que las especificaciones del material entregado estén fuera de las contractuales, el Comprador tendrá el derecho, pero no la obligación de aceptar el material a los mismos términos y condiciones, rechazar el material o aplicar nuevos términos y condiciones. El Vendedor garantiza que, además, el concentrado estará libre de radiactividad y de impurezas perjudiciales para los procesos de fundición y/o refinación, incluidos, entre otros, las rocas gruesas saliendo de la mina (ROM), cualquier residuo de pellets o cualquier otra forma de material aglomerado o sus residuos. Sin perjuicio de cualquier otra disposición del presente Contrato, el Vendedor garantiza al Comprador que la carga que entregue en virtud del presente Contrato no incluirá escoria, ceniza, residuos, ceniza de pirita, o fragmentos de ceniza de pirita, escoria piritica, cenizas sulfúricas, escoria sulfúrica, sulfato de calcio, piritas tostadas, piritas tostadas de hierro, escombros, chip peletizado, fundición, arrabio, residuos ferrosos o cualquier subproducto (la "Garantía"). El Vendedor acepta además indemnizar al Comprador por cualquier pérdida o daño causado o derivado del incumplimiento por parte del Vendedor de dicha Garantía. El Vendedor limpiará y/o retirará de la carga cualquier otro objeto extraño, incluidos, entre otros, yeso, trozos de papel, lona, acero, madera, láminas de plástico, carbón, piedras, etc., antes de la entrega en el puerto o lugar de descarga. En caso de que las autoridades de dicho puerto o lugar de descarga retrasen o impidan la descarga como consecuencia The Concentrate shall be primary, of fresh production, free flowing in nature with no visible agglomerations or discoloration and shall be homogeneous in nature and assays in the sole opinion of the Buyer’s appointed independent surveyor. The Concentrate’s quality, size, impurity contents and radioactivity level shall conform to the regulations of China customs for lead concentrate imported into China in effect at the time of shipment. Seller should present valid chemical assay and moisture certificates issued by international recognized inspection company upon buyer’s written request The Seller guarantees that the Concentrate shall otherwise be free from radioactivity and deleterious impurities harmful to smelting and/or refining processes, including but not limited to any contain run-of-mine ore (ROM), any residuals of pellets or any other form of agglomerated material or its residuals. Notwithstanding any other provision in this Contract, the Seller guarantees to the Buyer that the cargo to be supplied and/or delivered under this Contract shall not include any slag, ash, residues, pyritic ash, pyritic cinder, pyritic slag, sulphuric cinder, sulphuric slag, calcium sulphate, roasted pyrites, roasted iron pyrites, mill scale, pellet chips, smelting, pig iron or ferrous waste product or by-product whatsoever (the “Guarantee”). The Seller further agrees to indemnify and to hold the Buyer harmless in respect of any and all loss or damage howsoever caused by, or arising out of or in relation to, any breach of the Seller of the Guarantee. Seller shall clean and/or remove any other foreign objects, including but not limited to gypsum, pieces of paper, tarpaulin, steel, wood, plastic sheets, coal, stones, etc., from the cargo prior to delivery. In the event that discharge of the cargo at the intended discharge port and/or place is delayed or prevented by the authorities of such discharge port and/or port as a result of the presence of such other foreign objects, Seller shall be liable to the Buyer for any costs, losses or liabilities howsoever caused by, or arising out of or in relation to such delay or prevention.

CONTRATO N° 697715-P (WER) de la presencia de objetos extraños, el Vendedor será responsable ante el Comprador de los gastos, pérdidas o responsabilidades causadas por esa demora o impedimento o que se deriven de ella. El concentrado deberá resistir cualquier viaje desde el puerto de carga sobre cualquier forma habitual de transporte al destino previsto por el Comprador. El Vendedor deberá presentar un informe de dimensiones válido emitido por una empresa de inspección reconocida internacionalmente a petición escrita del Comprador. Si el tamaño del concentrado se encuentra por encima del 1/8 de pulgada, todos los costos de triturado y molienda serán por cuenta del Vendedor. El Vendedor otorgará al Comprador una copia de la Ficha de Datos de Seguridad (“SDS”) actualizada y toda la información relativa a los datos medioambientales, de salud y de seguridad respecto del Concentrado, de conformidad con los requerimientos de las leyes, normas y regulaciones aplicables con el plazo de un día hábil a partir de la solicitud del Comprador y en todo caso, antes de la entrega del Concentrado. La “SDS” debe encontrarse redactada en inglés. En caso de realizarse actualizaciones de la SDS en cualquier momento durante la vigencia del presente Contrato, el Vendedor deberá proporcionar la SDS actualizada al Comprador. El Vendedor reconoce que el presente contrato tendrá el primer lugar en prioridad y prelación respecto de cualquier otro contrato o compromiso comercial que pudiere tener con terceras personas, por lo que en caso de que el Vendedor entregue Producto a terceras partes antes de entregar al Comprador, se obliga a responder por todos los daños y perjuicios que se pudieran generar en consecuencia. La cantidad y calidad de Producto estipulada en la presente cláusula es aproximada, sin embargo el Vendedor reconoce y otorga los siguientes derechos al Comprador respecto de su producción: Concentrate shall be able to withstand any voyage from the loadport upon any customary form of transportation to the destination intended by the Buyer. Seller shall present a valid sizing report issued by international recognized inspection company upon Buyer’s written request. Should the Concentrate’s size be found above 1/8th of an inch, all costs of grinding and crushing shall be for Seller’s account. The Seller shall provide Buyer with the current safety data sheet (“SDS”), production process description /Flow chart and any other information relating to health, safety and environmental data in connection with the Concentrate in compliance with the requirements of any applicable law(s), rules or regulations within 1 Business Day of Buyer’s request and in any event prior to the delivery of the Concentrate. The SDS must be in English. If the SDS is revised at any time thereafter during the term of this contract the Seller shall promptly provide the updated SDS to the Buyer. The Seller acknowledges that this Contract shall have first priority in relation to any other commercial contract or commitment that it may have with third parties, so in case that the Seller delivers the Product to third parties before delivering it to the Buyer, it undertakes to become liable for all the damages which may be generated as a consequence thereof. The Product quantity and quality set forth in this clause is approximate. However, the Seller acknowledges and grants the following rights to the Buyer in relation to its production: • The Buyer shall have the right, but not the obligation, to acquire, from the Seller, the Product which is beyond the quantity and quality mentioned above. This right of the Buyer shall only be understood as waived through a statement made by the Buyer, duly issued in writing.

CONTRATO N° 697715-P (WER) • El Comprador tendrá el derecho, mas no la obligación, de adquirir del Vendedor Producto que se encuentre fuera de la cantidad y calidad antes mencionada. Este derecho del Comprador sólo se entenderá por renunciado, mediante declaración del Comprador debidamente emitida por escrito. • En caso de que el Vendedor entregue un volumen menor a 35,910 TMS, el Comprador podrá extender la vigencia del presente contrato hasta completar el volumen remanente; para ejercitar este derecho las Partes acuerdan que bastará emitir una notificación por escrito. TERCERA. ENTREGA Y VIGENCIA DEL CONTRATO. El Producto deberá ser entregado equitativamente (3,150 TMS +/-5% por mes) por el Vendedor entre los meses de enero a diciembre de 2024, ambos meses incluidos (en lo sucesivo la “Vigencia”), a opción del Comprador, en condiciones DAP (INCOTERMS 2010) en el depósito de Impala Terminals México, S.A. de C.V., designado por el Comprador, y ubicado en el kilómetro 1.5 de la Carretera Manzanillo – Minatitlán, Colonia Tapeixtles, C.P. 28239, Manzanillo, Colima, México o alguna paridad a opción del Comprador (“Punto de Entrega”). Para las entregas en fundiciones locales, el ahorro de flete frente a las entregas en Manzanillo se repartirá equitativamente entre las Partes. La vigencia del presente contrato estará sujeta a las disposiciones de la Cláusula Segunda. CUARTA. PRECIO DE COMPRAVENTA. El precio de Producto por tonelada métrica, será el monto que resulte de sumar todos los pagables menos todas las deducciones que se especifican a continuación, de acuerdo con el periodo de cotizaciones: • In case that the Seller delivers a volume lower than 35,910 DMT, the Buyer may extend the effective term of this Contract until completing the remaining volume. To exercise this right, the Parties agree that it shall suffice to issue a notice in writing. THIRD: DELIVERY AND EFFECTIVE TERM OF THE CONTRACT The Product shall be delivered by the Buyer, evenly spread (3,150 DMT +/- 5% per month), during January to December, 2024, both months included (the “Effective Term”) DAP (INCOTERMS 2010) at the warehouse of Impala Terminals Mexico, S.A. de C.V., designated by the Buyer, and located at Km. 1.5 of Carretera Manzanillo – Minatitlán, Colonia Tapeixtles, C.P. 28239, Manzanillo, Colima, Mexico, or any parity at the Buyer’s choice (the “Delivery Point”). For delivery into local smelters, the inland freight savings vs deliveries to Manzanillo shall be shared 50/50 between both parties The effective term of this Contract shall be subject to the provisions set forth in the Second Clause hereof. FOURTH: PURCHASE-SALE PRICE The price of the Product per metric ton shall be the amount resulting from summing all payables minus all deductions specified below, according to the quotational period: C. PAYABLES: The Parties agree that the payable elements of the Product shall be determined as follows: Lead: The of the final content, subject to a minimum deduction of units, and the balance shall be paid at the LME Settlment quotation, as published on the

CONTRATO N° 697715-P (WER) A. PAGABLES: Las Partes acuerdan que los elementos pagables del Producto se determinarán de la siguiente forma: Plomo: Se pagará el del contenido final, sujeto a una deducción mínima de 3 unidades, y el saldo se pagará a la cotización LME Settlement, tal como se publiquen en el Metal Bulletin, durante el período de cotizaciones. Plata: Se pagará el del contenido final, sujeto a una deducción mínima de 50 grs/tm y el saldo se pagará a la cotización “LBMA Silver Price” publicado en US$, en www.lbma.org.uk, durante el período de cotizaciones. Oro: Se pagará el del contenido final, sujeto a una deducción mínima de gr/tm, y el saldo se pagará a la cotización AM/PM “LBMA Gold Price”, publicado en US$, en www.lbma.org.uk, durante el período de cotizaciones. Cobre: Si el contenido de cobre es igual o mayor a , se pagará el del saldo a la cotización LME Settlement, publicada en el Boletín de Metales en US$ y promediada durante el período de cotización. Si el contenido de cobre es inferior a no corresponderá pago por este metal. Fracciones en proporción. B. DEDUCCIONES: Las Partes acuerdan que al Producto se le aplicarán las siguientes deducciones: Metal Bulletin, during the quotational period. Silver: The of the final content, subject to a minimum deduction of 50 grs/mt shall be paid at the LBMA “Silver Price” quotation published in US$, at www.lbma.org.uk, during the quotational period. Gold: The of the final content, subject to a minimum deduction of 1 gr/mt shall be paid at the LBMA AM/PM quotation published in US$, at www.lbma.org.uk, during the quotational period. Copper: If copper content is equal to or above , pay for of the final content of copper, at the LME Settlement quotations, as published in the Metal Bulletin in US$ and averaged over the quotational period. If copper content is less than , no payment shall apply. D. DEDUCTIONS: The Parties agree that the following deductions shall be applied to the Product: i. Treatment Charge: US$ per DMT of the Product delivered under DAP conditions in Manzanillo, Mexico shall be deducted as a result of the Product treatment charge, as agreed in the third clause of this Contract. This Treatment Charge is based on a lead price of US$ per DMT, and shall increase in US$ for every dollar that the lead price may be above this base. ii. Refining Charges:

CONTRATO N° 697715-P (WER) i. Gasto de Tratamiento: Se deducirán por concepto de gasto de tratamiento del Producto US$ por TMS de Producto entregados DAP en Manzanillo, México, de conformidad con lo pactado en la cláusula tercera de este Contrato. Este gasto de tratamiento está basado en un precio de plomo de US$ por TM y se incrementará en US$ por cada dólar que el precio final se encuentre por encima de esta base. ii. Gastos de refinación Plata: Se deducirán US$ por onza pagable. Este gasto de refinación está basado en un precio de plata de US$ por onza, y se incrementará en US$ por cada dólar por TM que el precio final se encuentre por encima de esta base. Oro: Se deducirán US$ por onza pagable. iii. Penalidades por calidad. No aplican penalidades sí el Concentrado está dentro del rango mencionado en la Cláusula Segunda. QUINTA. PERIODO DE COTIZACIONES. Para efectos de la determinación del precio del Producto, el periodo de cotizaciones por cada metal independientemente y por cada cuota será, a opción del Comprador: A) el promedio del mes de entrega en el Punto de Entrega (M) B) el promedio del tercer mes siguiente al mes de entrega en el Punto de Entrega (M+3) Silver: US shall be deducted per payable ounce. This refining charge is based on a silver price of US$ per ounce, and shall increase in US$0 for every US$ that the applicable final price may be above US$ per ounce. Gold: US$ shall be deducted per payable ounce. iii. Quality Penalties: No penalties to apply if within specs. FIFTH: QUOTATIONAL PERIOD For purposes of determining the price of the Product, at the Buyer’s choice, the quotational period shall be as follows: • The average of the month of delivery (M); or • The average of the third month following the month of delivery (M+3) The Buyer shall state its option before (M+1) ends/begins. When any lot is closed, Seller will advise Buyer of the expected content of Lead, Silver, Copper and Gold. If the difference between the advised content and the final one is more than 5%, the Quotational period which shall apply to such over/under quantity shall be agreed between buyer and Seller at a specific date, as soon as the final assays are known. The Seller may set prices with respect to payable contents, by mutual agreement with the Buyer and under the procedure that the Parties may agree upon. In case that the Product is delivered beyond the agreed times or specifications, the Buyer shall have the right to declare a new quotational period.

CONTRATO N° 697715-P (WER) Dicha opción deberá ser declarada antes del inicio del periodo de cotizaciones. Cuando se cierre cualquier lote, el Vendedor comunicará al Comprador el contenido previsto de Plomo, Plata, Cobre, y Oro. Si la diferencia entre el contenido aconsejado y el final es superior al 5%, el periodo de cotización que se aplicará a dicha cantidad superior/inferior se acordará entre el comprador y el Vendedor en una fecha específica, tan pronto como se conozcan los ensayes finales. El Vendedor podrá realizar fijaciones de precios respecto de los contenidos pagables, de común acuerdo con el Comprador y bajo el procedimiento que las Partes acuerden. En caso de que el Producto se entregue fuera de los tiempos o especificaciones pactadas, el Comprador tendrá el derecho de declarar un nuevo periodo de cotizaciones. Para efectos de la aplicación de la presente cláusula, los correos electrónicos serán considerados válidos entre las Partes siempre que sean remitidos desde y hacia cualquiera de las siguientes direcciones: - Por el Vendedor: - Por el Comprador: SEXTA. FORMA Y FECHA DE PAGO. El Precio del Producto deberá de ser pagado conforme a lo siguiente: A. Pago Provisional: El Comprador pagará hasta el 95% del valor provisional del Producto una vez que se conozcan los resultados de Rayos X, a los 5 días hábiles siguientes a la entrega en el depósito, For the purposes of the application of this clause, e-mails shall be considereded to be valid between the Parties provided that they are sent from and to any of the following addresses: - For the Seller: - For the Buyer: m SIXTH: METHOD AND DATE OF PAYMENT The Price of the Product shall be paid as follows: a. Provisional Payment: The Buyer shall pay, up to 95% of the provisional value of the Product, as of 5 business days following delivery at the warehouse, upon delivery of the following documents: • Provisional invoice. • Provisional or final certificate of weights and moisture issued in accordance with the Seventh Clause. • Provisional certificate of assays accepted by the Parties. • This duly signed Contract b. Payment Adjustments: If at any time following the Buyer’s provisional payment and prior to presentation of any final invoice or credit note, the difference between the provisional payment(s) made and the value of shipment based on the metal prices averaged over the previous two calendar weeks (or – if the Quotational Period for any metal is already finished – then, for such metal, over such Quotational Period), is greater than 15% of the

CONTRATO N° 697715-P (WER) contra la entrega de los siguientes documentos: • Factura Provisional • Certificado provisional o final de pesos y humedad emitidos de conformidad con la Cláusula Séptima. • Certificado provisional de ensayes aceptado por las Partes • El presente Contrato debidamente firmado B. Ajustes de pago Si en cualquier momento después de haber realizado el pago provisional y antes de la presentación de cualquier factura final o nota de crédito, la diferencia entre el pago provisional realizado y el valor del Concentrado basado en los precios del metal promediados durante las dos semanas calendario anteriores (o – si el periodo de cotizaciones para cualquier metal es conocido – entonces, para cada metal, durante dicho periodo de cotizaciones), es mayor que el 15% del pago provisional o US$500,000 (lo que sea menor), entonces el Vendedor (si el valor ha aumentado) o el Comprador (si el valor ha disminuido) (la “Parte Acreedora”) tendrá el derecho de solicitar a la otra Parte (la “Parte Deudora”) que pague la diferencia dentro de los 3 (tres) días hábiles. Para ello, la Parte Acreedora deberá emitir a la Parte Deudora una factura provisional adicional (nota de débito o crédito) basada en la información más reciente y los precios de los metales promediados durante las dos semanas calendario anteriores (o precios finales si se conocen). C. Pago Final: El pago final será realizado por aquella parte que deba a la otra, a los 3 días hábiles de conocidos todos los elementos finales, habiendo sido descontados todos los pagos previos realizados al Vendedor y todos los gastos provisional payment or US$ 500,000 (whichever is lower) (the “Difference”), then the Seller (if the value of such shipment has increased) or the Buyer (if the value of such shipment has decreased) (the “Owed Party”) shall have the right to request the other Party (the “Owing Party”) to pay such difference and the other Party shall pay such amount within 3 (three) Banking Days. For this purpose, the Owed Party shall promptly issue to the Owing Party an additional provisional invoice (debit or credit note) based on latest known information and the metal prices averaged over the two previous calendar weeks (or final prices if known). c. Final Payment: The final payment shall be made by that party which owes the other as of 3 business days after the final elements have been known, having deducted all previous payments made to the Seller and all expenses made by the Buyer at the expense of the Seller, upon submission of the final invoice, debit or credit note. All payments which shall be made by the Parties shall be made in U.S. dollars, or in pesos M.N., in accordance with the exchange rate published on the Official Gazette of the Federation the day on which the corresponding payment shall be made. SEVENTH: WEIGHTING, SAMPLING AND MOISTURE DETERMINATION Weighting, sampling and moisture determination operations shall be performed at the warehouse of Impala Terminals Mexico, S.A. de C.V., located in Manzanillo, Colima, as established and in accordance with the regulations and standards applicable to this type of operations. The operations mentioned in the above paragraph shall be performed by personnel of the company

CONTRATO N° 697715-P (WER) realizados por el Comprador a cuenta del Vendedor, contra la presentación de la factura final, nota de cargo o crédito. Todos los pagos que deban ser efectuados por las Partes, serán hechos en dólares de los E.U.A., o en pesos M.N., conforme al tipo de cambio publicado por el Diario Oficial de la Federación el día en que deba realizarse el pago correspondiente. SÉPTIMA. PESAJE, MUESTREO Y DETERMINACIÓN DE HUMEDAD. Las operaciones de pesaje, muestreo y determinación de humedad, se efectuarán en el depósito de Impala Terminals México, S.A. de C.V. ubicado en Manzanillo, Colima, conforme a lo dispuesto y de acuerdo con las regulaciones y estándares aplicables a este tipo de operaciones. Las operaciones mencionadas en el párrafo anterior serán efectuadas por el personal de la empresa Impala Terminals México, S.A. de C.V. en lotes de aproximadamente 200 TMH. El Vendedor podrá nombrar, a su propio costo, un laboratorio reconocido internacionalmente como representante durante las operaciones de pesaje, muestreo y determinación de humedad. El hecho de que el Vendedor no estuviera representado en las operaciones de pesaje, muestreo y determinación de humedad no afectará la validez de las mismas. La determinación del peso húmedo, la preparación de muestras y la determinación de humedad será realizada en el depósito designado o en el puerto de embarque y será final, definitiva, obligatoria e inapelable para las Partes para todos los efectos del presente Contrato. Al peso final se le aplicará una deducción del del peso neto seco entregado. Impala Terminals Mexico, S.A. de C.V. in lots of approximately 200 wet metric tons. The Seller may appoint, at its own cost, an internationally recognized laboratory as a representative during weighting, sampling and moisture determination operations. The fact that the Seller is not represented during weighting, sampling and moisture determination operations shall not affect the validity thereof. Wet weight determination, sample preparation and moisture determination shall be conducted at the designated warehouse or at the shipping port, and shall be final, definitive, mandatory and unappealable to the Parties to all effects of this Contract. A deduction of of the net dry weight delivered shall be applied to the final weight. EIGHTH: FINAL ASSAYS From the samples taken from each lot aforesaid, assays shall be determined independently by both Seller and Buyer or their respective nominees, in accordance with standard practices generally recognized by the mining and smelting industry throughout the world, including adjustment of gold and silver assays for slag and cupel losses. The assays of lead, copper, silver and gold shall be exchanged on lot by lot basis, for lead and copper in percentage to two decimal places, and for Gold and Silver in grams per DMT to one decimal places for gold, and zero decimal places required for silver. Assays for Gold and Silver shall be adjusted for slag and cupel losses and umpires shall be instructed accordingly. Seller shall exchange assays with Buyer within 60 days following sampling by registered mail, courier or electronically as mutually agreed on a

CONTRATO N° 697715-P (WER) OCTAVA. ENSAYES FINALES. A partir de las muestras tomadas de cada lote antes mencionado, los ensayes serán determinados independientemente tanto por el Vendedor como por el Comprador o sus respectivos nominados, de acuerdo con las prácticas estándar generalmente reconocidas por la industria minera y de fundición en todo el mundo, incluyendo el ajuste de los ensayes de oro y plata por pérdidas de escoria y copela. Los ensayes de plomo, cobre, plata y oro se intercambiarán lote por lote para el plomo y cobre, en porcentaje con dos decimales, y para el oro y la plata, en gramos por TMS con un decimal para el oro y cero decimales para la plata. Los ensayes de oro y plata se ajustarán en función de las pérdidas de escoria y copela y los árbitros recibirán las instrucciones correspondientes. El Vendedor intercambiará los ensayes con el Comprador dentro de los 60 días siguientes a la toma de muestras por correo certificado, mensajería o por vía electrónica según mutuo acuerdo en una fecha que se acordará previamente. El Vendedor y el Comprador se comprometen a acordar una fecha para el intercambio de ensayes lo antes posible. En caso de que la diferencia entre los resultados de ambas partes no supere los siguientes límites de división: Pb: 0.50% Ag: 100 gr/dmt Au: 1 gr/dmt Cu: 0.3 % Entonces la media exacta de los dos resultados será el ensaye final. En caso de que la diferencia sea mayor, el ensayo de arbitraje será realizado sobre la(s) muestra(s) reservada(s) a tal efecto por un laboratorio(s) acordado(s) mutuamente por el Comprador y el Vendedor, que deberá(n) pertenecer a la siguiente lista de laboratorios date to be agreed upon in advance. Seller and Buyer undertake to agree on a date for the exchange of assays as soon as possible. Should the difference between the results of both parties be not more than the following splitting limits: Pb: 0.50% Ag: 100 gr/dmt Au: 1 gr/dmt Cu: 0.3% Then the exact mean of the two results shall be the final assay. The event of greater difference, umpire assaying shall be performed on the sample(s) reserved for this purpose by a laboratory(s) to be mutually agreed upon by Buyer and Seller, which shall be from the following list of laboratories SGS Laboratory Services Malledijk 18 3200 AE Spijkenisse The Netherlands Or Alfred H. Knight International Ltd. Kings Business Park Prescot Knowsley L34 1PJ UK Or Laboratory Services International B.V. Pittsburghstraat 9 3047 BL Rotterdam The Netherlands Or Alex Stewart (International) Corporation Unit 2B Olympic Way Sefton Business Park Aintree, Liverpool Merseyside, L30 1RD UK

CONTRATO N° 697715-P (WER) SGS Laboratory Services Malledijk 18 3200 AE Spijkenisse The Netherlands O Alfred H. Knight International Ltd. Kings Business Park Prescot Knowsley L34 1PJ UK O Laboratory Services International B.V. Pittsburghstraat 9 3047 BL Rotterdam The Netherlands O Alex Stewart (International) Corporation Unit 2B Olympic Way Sefton Business Park Aintree, Liverpool Merseyside, L30 1RD UK En caso de que una de las partes utilice uno de los laboratorios árbitros mutuamente acordados anteriormente para los ensayes o la representación de la parte, la otra parte seleccionará un laboratorio árbitro de sustitución. Si el ensayo del árbitro se encuentra entre los resultados de las dos partes se tomará como contenido definitivo el promedio de dicho resultado con el de la Parte que más se le aproxime. Si el ensayo del árbitro es la media exacta de los ensayes del Comprador y del Vendedor o coincide con uno de ellos, el ensayo del árbitro se considerará el ensayo acordado para el lote en cuestión. Si el resultado del dirimente se encuentra fuera de los resultados canjeados, se tomará como definitivo el análisis de la Parte que más se le aproxime. El coste de la prueba de arbitraje correrá a cargo de la parte cuyo resultado sea el que menos se le Should one of the parties utilize one of the mutually agreed upon umpire laboratories above for party assays or representation, a replacement umpire laboratory will be selected by the other party. Should the umpire assay fall between the results of the two parties the arithmetical mean of the umpire assay and the assay of the Party whose results are nearer to the umpire’s shall be taken as the agreed assay. Should the umpire’s assay be the exact mean of the Buyer’s and the Seller’s assay or coincides with one of them, the umpire’s assay shall be taken as the agreed assay in respect of the lot in question. Should the umpire's assay fall elsewhere, then the assay of the party nearest to the umpire’s assay shall be taken as the agreed assay in respect of the lot in question. The cost of the umpire assay shall be borne by the party whose result is further from the umpire’s. The cost shall be borne equally by both parties when the umpire assay is the exact mean of the exchanged assays. NINTH: TRANSFER OF OWNERSHIP AND PRODUCT RISK Title deed to, and risk over the Product shall pass from Seller to Buyer upon delivery in the warehouse designated in the third clause of this Contract. Delivery shall be considered finalized when the Product is unloaded in the abovementioned warehouse. TENTH: ARBITRATION The Parties agree that any controversy, dispute or claim arising from or related to this Contract, as well as any case of breach, rescission, termination or invalidity thereof, which cannot be resolved directly and amicably by the Parties, shall be resolved through an arbitration proceeding, which

CONTRATO N° 697715-P (WER) aproxime y se compartirá en Partes iguales cuando sea el promedio exacto. NOVENA. TRANSFERENCIA DE PROPIEDAD Y RIESGO DEL PRODUCTO. El título de propiedad y el riesgo del Producto pasarán del Vendedor al Comprador al culminar la entrega en el Punto de Entrega. La entrega se entenderá culminada cuando el Producto haya sido descargado en las facilidades en el Punto de Entrega. DÉCIMA. ARBITRAJE. Las Partes acuerdan que cualquier controversia, disputa o reclamación proveniente de o relacionada con este Contrato, así como cualquier caso de incumplimiento, rescisión, terminación o invalidez del mismo, que no pueda ser solucionado de manera directa y amigable por las Partes, será resuelto mediante procedimiento arbitral, mismo que se llevará cabo por un Tribunal Arbitral sujeto a la reglamentación del Centro de Arbitraje Mexicano (“CAM”), cuyas normas procesales serán de aplicación al procedimiento arbitral que se inicie. El arbitraje se llevará a cabo en la ciudad de México, Distrito Federal y se conducirá en idioma español. El Tribunal Arbitral estará compuesto por 3 (tres) miembros con experiencia en la industria minera. Cada parte designará 1 (un) árbitro y el tercero, quien presidirá el tribunal, será designado por los otros 2 (dos) árbitros de común acuerdo. Si tal acuerdo no fuese posible en un plazo máximo de 10 (diez) días naturales, el tercer árbitro será designado por el CAM. Para el improbable caso de ser necesaria la ejecución forzada del laudo, será competente el Juez del domicilio de la parte vencida. Los gastos, costos y costas del arbitraje serán a cargo de la parte no favorecida con el laudo arbitral. shall be carried out by an Arbitration Court subject to the regulations of the Arbitration Center of Mexico (“ACM”), which procedural rules shall be applicable to the arbitration proceeding which may be filed. The arbitration shall be held in the city of Mexico, Federal District and shall be conducted in Spanish. The Arbitration Court shall be made up of 3 (three) members with experience in the mining industry. Each party shall appoint 1 (one) arbitrator; and the third arbitrator, who shall chair the court, shall be appointed by the other 2 (two) arbitrators by mutual agreement. If such agreement was not possible in a maximum term of 10 (ten) calendar days, the third arbitrator shall be appointed by the ACM. In the unlikely case that it is necessary to enforce the arbitration award, the Judge of the domicile of the losing party shall be competent. The expenses, costs and charges of the arbitration shall be borne by the party not favored by the arbitration award. ELEVENTH: ASSIGNMENT The Seller may not assign, in whole or in part, the rights or obligations under this Contract without having the previous and written consent of the Buyer. Notwithstanding the foregoing, Buyer and its assigns may, without such consent, transfer all or any part of its rights to receive and obtain payment under this Agreement under the securitization or bank financing arrangements. On the other hand, the Buyer is expressly authorized to assign, in whole or in part, the rights and the obligations derived from this Contract to any of its affiliates or subsidiaries. The Buyer shall notify such assignment to the Seller. TWELFTH: CONTRACT RESCISSION AND DEFAULT Strictly without prejudice to the rights and remedies of the parties in law, the Parties shall have the

CONTRATO N° 697715-P (WER) DÉCIMA PRIMERA. CESIÓN. El Vendedor no podrá ceder, en todo o en parte, los derechos u obligaciones derivados del presente Contrato sin el consentimiento previo y por escrito del Comprador. Sin perjuicio de ello, el Comprador y sus cesionarios podrán, sin dicho consentimiento, transferir todos o una parte de sus derechos para recibir y obtener el pago en virtud de este contrato en el marco de las disposiciones de titularización o de financiación bancaria. Por otra parte, el Comprador está expresamente facultado a ceder, total o parcialmente, sus derechos y obligaciones derivados del presente Contrato a cualquiera de sus filiales o subsidiarias. El comprador deberá notificar dicha cesión al Vendedor. DÉCIMA SEGUNDA. INCUMPLIMIENTO Y RESCISIÓN DE CONTRATO. Estrictamente sin perjuicio de los derechos y recursos de las Partes que la ley les confiere, las Partes tendrán los siguientes derechos y recursos adicionales ante la ocurrencia de un evento de incumplimiento. Para efectos de la presente cláusula, un evento de incumplimiento (“Evento de Incumplimiento”) tendrá cualquiera de los siguientes significados: (i) El incumplimiento por parte del Vendedor de cualquiera de los términos del presente Contrato, que persista sin ser subsanado por tres (3) días hábiles luego de recibida la notificación por escrito del Comprador al respecto; (ii) Si el Vendedor incurre o ocurre cualquier causal de rescisión o terminación anticipada bajo cualquier otro contrato con el Comprador o cualquiera de sus Afiliadas, especialmente un Contrato de Préstamo; following additional rights and remedies upon the occurrence of an event of default. For the purposes of this clause, an event of default (“Event of Default”) shall mean any of the following: (i) The failure of the Seller to comply with any material terms under this Contract and such failure remains uncured for 3 (three) Business Days following written notice from the Buyer thereof; (ii) If the Seller incurs or any cause for termination or early termination occurs under any other contract with the Buyer or any of its Affiliates, especially a Loan Contract; (iii) The inability or admitted inability or declared inability of a Party to pay its debts as they fall due or if the value of a Party’s assets is at any time less than the amount of its liabilities (taking into account contingent and prospective liabilities); (iv) If any Party (a) enters into a preventive agreement or any general agreement for the benefit of creditors; (b) files a petition or initiates, authorizes or consents in any way to the initiation of a process or cause of action under a bankruptcy, insolvency or similar law for the protection of creditors, or having filed a petition of this nature, and such petition is not withdrawn or revoked during the thirty (30) calendar days following such filling; (c) enters into bankruptcy or other insolvency proceedings (in whatever form this becomes evident); (d) is unable to pay its debts when due, enters into a a suspension of payments or moratorium on its obligations, enters into bankruptcy, is subject to liquidation or dissolution proceedings or the appointment of an administrator, inspector, conciliator, trustee, custodian, liquidator, or other similar officer;

CONTRATO N° 697715-P (WER) (iii) La incapacidad, incapacidad admitida o incapacidad declarada de una de las partes para pagar sus deudas y/o cumplir sus obligaciones a su vencimiento o si el valor de los activos de una de las partes es, en cualquier momento, menor que el monto de sus pasivos (teniendo en cuenta los pasivos contingentes y prospectivos); (iv) Si alguna de las partes (a) celebra un convenio preventivo o cualquier acuerdo general para beneficio de acreedores; (b) presenta una petición o inicia, autoriza o consiente de cualquier manera el inicio de un proceso o causa de acción conforme a una ley concursal, de quiebras o similar para la protección de los acreedores, o habiéndose presentado una petición de esta naturaleza, dicha petición no se retira o revoca durante los treinta (30) días calendario siguientes a dicha presentación; (c) entra en concurso mercantil, quiebra u otro tipo de insolvencia (de cualquier forma que ésta se evidencie); (d) es incapaz de pagar sus deudas en su fecha de vencimiento, celebra un acuerdo preconcursal con sus acreedores, incurre en suspensión de pagos o moratoria de sus obligaciones, entra en concurso mercantil, quiebra, es sometida a un proceso de liquidación o disolución o a la designación de un administrador, inspector, conciliador, síndico, custodio, liquidador, fiduciario u otro funcionario similar; En caso que una de las partes incurra en un Evento de Incumplimiento (la “Parte en Incumplimiento”), la otra Parte (la “Parte en Cumplimiento”) podrá, a su exclusivo criterio y sin perjuicio de cualquier término producto del curso de negociaciones o ley o doctrina en contrario: (i) Notificar a la Parte en Incumplimiento de una fecha de extinción de entrega (la cual no será anterior a la fecha de dicha notificación ni posterior a los treinta (30) días luego de la fecha de dicha notificación) en virtud de la cual se extinguirán, sin necesidad de resolución judicial o arbitral, las obligaciones de la Parte en Cumplimiento con relación a Upon the occurrence of an Event of Default with respect to a Party (the “Defaulting Party”), the other Party (the “Non-Defaulting Party”) may in its sole and absolute discretion and notwithstanding any implied terms arising by virtue of prior contrary course of dealing or rule of law or doctrine to the contrary: (i) Notify the Defaulting Party of a delivery termination date (which shall be no earlier than the date of such notice and no later than thirty (30) days after the date of such notice) on which the delivery in respect of which the Event of Default has occurred shall terminate, without the need for a court or abitral award, the obligations of the Non-Defaulting Party with respect to a specific delivery of Product in respect of which the Event of Default has occured (the “Delivery Termination Date”); and/or (ii) Notify the Defaulting Party of a contract termination date (which shall be no earlier than the date of such notice and no later than 30 days after the date of such notice) on which this Contract and the transactions contemplated hereunder shall terminate, without the need for a court or arbitral award, and the transactions and obligations referred to therein (the “Contract Termination Date”); and/or (iii) The Buyer may immediately or at any time thereafter settle and terminate any or all of the contracts then in force between the Parties, with the time limits granted being accelerated and all amounts due to the Buyer under such contracts being immediately due; and/or (iv) The Buyer may withhold any payment due to the Seller until the cure of such Event of Default or permanently upon termination of the Contract; and/or

CONTRATO N° 697715-P (WER) una entrega específica de Producto respecto a la cual se ha producido el Evento de Incumplimiento (la “Fecha de Terminación de Entrega”); y/o (ii) Notificar a la Parte en Incumplimiento de una fecha de rescisión de contrato (la cual no será anterior a la fecha de dicha notificación ni posterior a los treinta (30) días luego de la fecha de dicha notificación) en la que se terminará el presente contrato, sin necesidad de resolución judicial o arbitral, y las transacciones y obligaciones contempladas en el mismo (la “Fecha de Terminación de Contrato”); y/o (iii) El Comprador podrá liquidar y resolver, en forma inmediata o en cualquier oportunidad posterior, cualquiera o todos los contratos que en esa fecha estuvieran vigentes entre las Partes, acelerándose los plazos otorgados y siendo inmediatamente exigibles todos los montos que se adeuden en favor del Comprador en virtud de los mencionados contratos; y/o (iv) El Comprador podrá retener cualquier pago adeudado a el Vendedor hasta la subsanación de dicho Evento de Incumplimiento o permanentemente en caso de rescisión del Contrato; y/o (v) El Comprador podrá suspender el cumplimiento de sus obligaciones en virtud del presente contrato hasta la subsanación de dicho Evento de Incumplimiento o permanentemente en caso de rescisión del Contrato. En caso que se emita una notificación de una fecha de terminación de entrega o de una fecha de terminación de contrato (una “Fecha de Terminación”) en virtud de la presente cláusula: (i) la Fecha de Terminación tendrá lugar en la fecha designada ya sea que el Evento de Incumplimiento continúe o no; y (ii) los derechos u obligaciones acumulados que hayan surgido con anterioridad a la Fecha de Terminación no se verán afectados. (v) The Buyer may suspend the performance of its obligations under this contract until the cure of such Event of Default or permanently in case of termination of the Contract. If a notice of a Delivery Termination Date or a Contract Termination Date (a “Termination Date”) is given under this clause: (i) the Termination Date will occur on the designated date whether or not the relevant Event of Default is then continuing; and (ii) any accrued rights or obligations that have arisen prior to the Termination Date shall not be affected. THIRTEENTH: TAXES The Seller is required to transfer and clearly express the VAT (Value Added Tax) on the invoice issued to the Buyer. The Buyer will be obliged, in accordance with clause fourth, to pay the price of the Product against presentation by the Seller of the invoice as the case may be, plus VAT or any other applicable tax according to applicable law. The applicable Taxes for operations performed abroad by the Buyer will at its own cost. Likewise, the Seller undertakes to comply with its tax obligations within the deadlines and applicable form in the matter of filing and payment of federal tax returns, filing informative returns, issuing digital tax receipts online. In order to prove this obligation, the Seller must submit the following documents to the Buyer monthly: 1. “Positive Certificate of compliance with Tax obligation” (“Opinión del cumplimiento de obligaciones fiscales en sentido positivo”) issued by the Tax Administration Service (Servicio de Administración Tributaria) in accordance with rule 2.1.39. of the Miscellaneous Fiscal Resolution or any resolution that replaces it. 2. “ACKNOWLEDGMENT OF RECEIPT PROVISIONAL OR DEFINITIVE FEDERAL TAX DECLARATION” (“ACUSE DE RECIBO DECLARACIÓN PROVISIONAL O DEFINITIVA DE IMPUESTOS FEDERALES”) for the

CONTRATO N° 697715-P (WER) DÉCIMA TERCERA. IMPUESTOS. El Vendedor deberá trasladar e indicar claramente en la factura que expida al Comprador el Impuesto Valor Agregado (IVA). El Comprador, por su parte y de conformidad con la cláusula cuarta, estará obligado, contra la presentación de la factura por parte del Vendedor, a pagar el valor del Producto, según sea el caso, más el IVA o cualquier impuesto a su cargo de conformidad con la legislación aplicable. Los Impuestos aplicables por operaciones efectuadas por el Comprador en el exterior, serán por su cuenta. Asimismo, el Vendedor se compromete a cumplir en los plazos y forma aplicables sus obligaciones fiscales en materia de presentación y pago de declaraciones de contribuciones federales, presentación de declaraciones informativas, expedición de comprobantes fiscales digitales por internet. A fin de acreditar esta obligación, deberá presentar mensualmente al Comprador los siguientes documentos: 1. Opinión del cumplimiento de obligaciones fiscales en sentido positivo expedida por el Servicio de Administración Tributaria en términos de la regla 2.1.39. de la Resolución Miscelánea Fiscal o aquella que la sustituya. 2. “ACUSE DE RECIBO DECLARACIÓN PROVISIONAL O DEFINITIVA DE IMPUESTOS FEDERALES” correspondiente al mes inmediato anterior. En caso de resultar a impuesto a cargo, deberá proporcionar Recibo Bancario de Pago de Contribuciones Federales expedido por la institución de crédito correspondiente. 3. Acuse de Aceptación de la Declaración Informativa de Operaciones con Terceros immediately preceding month. In the event of a chargeable tax, the Seller shall provide a Federal Tax Payment Receipt issued by the corresponding credit institution. 3. Acknowledgment of Acceptance of the Informative Declaration of Operations with Third Parties (Acuse de Aceptación de la Declaración Informativa de Operaciones con Terceros) for the immediately preceding month including the registration made in such declaration that corresponds to the operations carried out with the Buyer in said month. 4. Online Digital Tax Vouchers (Comprobantes Fiscales Digitales por Internet) issued in accordance with the applicable regulations, including the Proof of Receipt of Payment. FOURTEENTH: ACT OF GOD OR FORCE MAJEURE Neither party shall be responsible before the other for the breach of any of its obligations acquired pursuant to this Contract, when it is directly derived from an event of act of God or force majeure, including but not limited to the cases of: fires, earthquakes, mudslides, landslides, flooding, or any natural catastrophe, expropriation, labor strikes, wars, any type of blockage, strikes of any kind which may affect the facilities and operations of the Parties, as well as new regulations, decrees, laws or any type of rule, which may restrict or affect the compliance with this Contract or the export and customs paperwork of the Product by the corresponding Party in accordance with this Contract, as well as other causes similar to any of the above which may be beyond the control of the affected party. The terms of this Contract and the obligations of each one of the Parties shall be suspended for as long as the event of act of God or force majeure may last, on the understanding that this Contract shall be extended for a period equal to that of the duration of such event. In case that the suspension exceeds the term of 90 (ninety) calendar days, the party which has not formally stated the breach due

CONTRATO N° 697715-P (WER) correspondiente al mes inmediato anterior, incluyendo el registro realizado en tal declaración que corresponda a las operaciones realizadas con el Comprador en dicho mes. 4. Comprobantes Fiscales Digitales por Internet expedidos de conformidad con la normatividad aplicable, incluyendo el Comprobante de Recepción de pagos. DÉCIMA CUARTA. CASO FORTUITO O FUERZA MAYOR. Ninguna parte será responsable frente a la otra por el incumplimiento de alguna de sus obligaciones adquiridas conforme al presente Contrato, cuando se derive directamente de un evento de caso fortuito o fuerza mayor, quedando comprendido entre estos, de manera enunciativa más no limitativa, los casos de: incendios, terremotos, deslaves, derrumbes, inundaciones, o cualquier catástrofe natural, expropiación, paros laborales, guerras, cualquier tipo de bloqueos, huelgas de cualquier clase que afecten las instalaciones y operaciones de las Partes, así como nuevas regulaciones, decretos, leyes o cualquier tipo de norma, que restrinja o afecte el cumplimiento de este Contrato o la exportación y trámite aduanero del Producto por parte del que de conformidad con este Contrato le corresponda hacerlo. Así como otras causas similares a cualquiera de las anteriores que estén fuera de control de la parte afectada. Los términos del presente Contrato y las obligaciones de cada una de las Partes, se suspenderán por el tiempo que dure el evento de caso fortuito o fuerza mayor, en el entendido de que el presente Contrato se extenderá por un período igual al de la duración de dicho evento. En el caso de que la suspensión exceda el término de 90 (noventa) días naturales, la parte que no haya declarado formalmente el incumplimiento por causas de fuerza mayor, tendrá el derecho de dar por rescindido el presente Contrato y de cancelar to causes of force majeure shall have the right to rescind this Contract and to cancel, in whole or in part, the pending Product volume. In case that the Seller, due to an event of act of God or force majeure, is compelled to stop producing or acquiring the Product from its supplier, it commits to shipping all the Product that it may have at that time and to delivering it to the Buyer if so requested by the latter. Moreover, it commits to refunding any debt that it may have pending with the Buyer, in a period not above 15 (fifteen) calendar days. In case that an event of act of God or force majeure occurs, the Parties shall notify its start and end to the other party within 48 (forty-eight) hours after occurrence of one or the other, in writing. Besides, the Parties shall clearly describe the respective event and the measures to remedy it. No act of God or force majeure may be declared for those tonnages for which the prices of the respective contents have already been set. The Seller’s economic inability to comply with its obligations, as well as the adverse variation of prices, shall not be considered as events of force majeure. FIFTEENTH: QUOTATION SUSPENSION In case that any of the quotation sources used for the determination of the price of the Product stops existing or being published, or stops being recognized as the basis for concentrate contracts, with the requirement of any of the Parties, Buyer and Seller shall meet to agree on a new price base and the date to execute such base. The basic objective shall be to ensure the continuity of a fair price. SIXTEENTH: LABOR RELATIONS It is expressly established by the Parties that the relationships between them, derived from this Contract, are exclusively commercial, and that there is no labor relationship between the Buyer and the workers, or the personnel of the Seller. Therefore, contractual relationships shall only be

CONTRATO N° 697715-P (WER) en su totalidad o en parte, el volumen de Producto pendiente. En el caso de que el Vendedor, debido a un evento de caso fortuito o fuerza mayor, se vea obligado a dejar de producir o adquirir de su proveedor el Producto, se compromete a embarcar todo aquel que tenga en dicho momento y entregarlo al Comprador, si así lo solicitare éste; Asimismo, se compromete a rembolsar cualquier adeudo que tenga pendiente con el Comprador, en un período no mayor a 15 (quince) días naturales. En el caso que se produzca un evento de caso fortuito o de fuerza mayor las Partes deberán de notificar su inicio y término a la otra parte dentro de las 48 (cuarenta y ocho) horas de ocurrido uno u otro, en forma escrita, debiendo describir claramente el evento de que se trate y las medidas para remediar el mismo. No se podrá declarar caso fortuito o fuerza mayor para aquellos tonelajes para los cuales ya se hayan fijado los precios de los respectivos contenidos. La incapacidad económica del Vendedor para cumplir con sus obligaciones, así como la variación adversa de precios, no serán consideradas como eventos de fuerza mayor. DÉCIMA QUINTA. SUSPENSIÓN DE COTIZACIONES. En el caso que alguna de las fuentes de cotización utilizadas para la determinación del precio del producto dejara de existir, publicar, o pierda de manera considerable reconocimiento o credibilidad, las Partes se reunirán para acordar de buena fe una nueva base de precios y la fecha para ejecutar dicha base. El objetivo básico será asegurar la continuidad de un precio justo. DÉCIMA SEXTA. RELACIÓN LABORAL. Queda expresamente establecido por las Partes que las relaciones entre ellas, que derivan del presente Contrato, son exclusivamente comerciales, que no existe vínculo laboral alguno entre el Comprador y governed by the rules of the Civil and Commercial Codes. The Seller shall be solely responsible for the labor and social security obligations with the workers or employees that it may hire to obtain the Product subject matter of this Contract. Therefore, it shall in no case allow the Buyer to be considered an intermediary. The Seller shall release and hold the Buyer harmless from any claim or lawsuit which may be filed against it. Furthermore, the Seller is solely responsible for the labor obligations of the personnel that it may hire. Therefore, in case that such personnel file any claim or lawsuit through these proceedings, the Seller undertakes to hold the Buyer harmless from and to cover all the expenses that the latter may generate for this purpose. SEVENTEENTH: MODIFICATIONS Any modification to the terms and conditions of this Contract shall only be valid and come into effect to the extent that both Parties previously agree and in writing such modification or modifications through the entering into of a Modifying Agreement or Addendum, which shall be added to this Contract so that it forms an integral part thereof, duly signed by each one of the Parties. EIGHTEENTH: LICENSES AND AUTHORIZATIONS The Seller states that it has all those permits, licenses, and/or authorizations necessary to the extraction, processing, beneficiation, and/or commercialization, import, export and transportation of the Product, including but not limited to: • The mining concession title(s) in force for the exploration and exploitation of the mining lot or lots, from which the Product is extracted, or in its case, the contract with the holder of the mining concession for the

CONTRATO N° 697715-P (WER) los trabajadores, ni personal del Vendedor, por consiguiente las relaciones contractuales se regirán solamente por las normas de los Códigos Civil y de Comercio. El Vendedor será el único responsable de las obligaciones en materia laboral y seguridad social con los trabajadores o empleados que contrate para obtener el Producto objeto del presente Contrato, por lo que en ningún caso permitirá que se considere intermediario al Comprador, debiéndolo liberar y sacar en paz de cualquier reclamación o demanda que se intente en su contra. Así también, el Vendedor es el único responsable de las obligaciones en materia laboral del personal que este mismo contrate, por lo que en caso de que este personal realice algún reclamo o demanda por esta vía, el Vendedor se obliga a sacar libre y en paz al Comprador y cubrir todos los gastos que este último erogue por este concepto. DÉCIMA SÉPTIMA. MODIFICACIONES. Cualquier modificación a los términos y condiciones del presente Contrato, únicamente tendrá validez y surtirá sus efectos en la medida en que ambas Partes convengan previamente y por escrito dicha modificación o modificaciones mediante la celebración de un Convenio Modificatorio o Addendum, que se agregará al presente Contrato para que forme parte integrante del mismo, debidamente firmado por cada una de las Partes. DÉCIMA OCTAVA. LICENCIAS Y AUTORIZACIONES. El Vendedor manifiesta que cuenta con todos aquellos permisos, licencias, y/o autorizaciones necesarias para la extracción, procesamiento, beneficio, y/o la comercialización, importación, exportación y transporte del Producto, incluyendo sin limitar y en lo aplicable: • El o los títulos de concesión minera vigentes para la exploración y explotación exploration, exploitation and/or commercialization of the Product. • Title deed or any legal act by which the Seller is granted the use and enjoyment, temporary or permanent, of the surface land in which the mining lot, from which the Product is extracted, is located. • Environmental impact manifestations and all kinds of permits and licenses from environmental authorities applicable to the activities that they Seller may carry out. • Operating licenses, explosive permit, special import and/or export lists, and all the other licenses and permits which may be applicable. The Seller also undertakes to keep in force and in order the permits, licenses and authorizations, in accordance with this clause. On the other hand, the Buyer states entering into this Contract in good faith, under the assumption that the Seller is fully complying with all applicable regulations. NINETEENTH: RESPONSIBILITY FOR THE PRODUCT In accordance with the previous clause, the Seller states that it is duly authorized to sell the Product subject matter of this Contract, so under oath, the Seller states that: e. The Product is of its property and has been obtained and/or processed legally. f. Consequently, it assumes, before the Buyer, all the Legal and Economic Responsibility derived from any illegality in the origin, extraction, processing, beneficiation, quality, quantity, commercialization, transportation and others, which may affect the Product by virtue of this Contract, assuming in turn all Responsibility derived from the violation of any provision contained in the Mining Law or whichever other legal provisions applicable in the United Mexican States.

CONTRATO N° 697715-P (WER) del lote o lotes mineros de los cuales se extrae el Producto, o en su caso, el contrato con el titular del mismo para la exploración, explotación y/o comercialización del Producto. • Título de propiedad, o cualquier acto jurídico mediante el cual se le otorga el uso y disfrute, temporal o permanente, del terreno superficial en el cual está ubicado el lote minero del cual se extrae el Producto. • Manifestaciones de impacto ambiental y todo tipo de permisos y licencias de parte de autoridades ambientales aplicables a las actividades que realice el Vendedor. • Licencias de operación, permiso de explosivos, padrones especiales de importación y/o exportación y todas las demás licencias y permisos que pudieran ser aplicables. El Vendedor se obliga a su vez a mantener vigentes y en orden los permisos, licencias y autorizaciones, de conformidad con la presente cláusula. Por su parte el Comprador manifiesta celebrar el presente Contrato de buena fe, bajo el supuesto de que el Vendedor se encuentra en cabal cumplimiento de toda regulación aplicable. DÉCIMA NOVENA. RESPONSABILIDAD POR EL PRODUCTO. De acuerdo a la cláusula anterior, el Vendedor manifiesta que está debidamente autorizado para vender el Producto objeto del presente Contrato por lo que bajo protesta de decir verdad, manifiesta que: a. El Producto es de su propiedad y ha sido obtenido y/o procesado legalmente b. Consecuentemente, asume ante el Comprador toda Responsabilidad Legal y Económica derivada de cualquier ilicitud en el origen, extracción, procesamiento, beneficio, calidad, cantidad, comercialización, transporte y demás, que g. It commits to holding the Buyer harmless from any claim, lawsuit or suit, as well as to the payment of damages and to refunding it any expense that it may incur and which may result in relation to the defense that the Buyer should make, of its rights as the owner of the Product. h. It undertakes to provide, without restrictions, all the documentation which may be required to it to solve any assumption mentioned above. TWENTIETH: LIMITATION OF LIABILITY None of the Parties shall be liable for any indirect or consequential effect for the damages, losses or prejudices of any nature, not in connection with the Parties and with what was agreed upon in this Contract. The Parties agree that the Buyer’s liability shall in no case exceed the value of the Product at the time of the delivery thereof. TWENTY-FIRST: LACK OF VICES The Parties state and recognize that, in this Contract, there is no fraud, error, bad faith, injury or mental mistakes, and that they have stated their free consent with regard to the purpose of the Contract, as well as all the stipulations agreed upon in it. TWENTY-SECOND: COMPENSATIONS The Seller hereby expressly authorizes the Buyer or any of its affiliates and subsidiaries to compensate any debt by the Seller or its respective affiliates or subsidiaries, derived from it or from any existing contract or legal act. TWENTY-THIRD: NOTICES All communications, notices and notifications between the Parties shall be made in writing and shall be sent to the addresses established for such purpose in the statements of this Contract, except

CONTRATO N° 697715-P (WER) puedan afectar al Producto en virtud de este Contrato, asumiendo a su vez toda Responsabilidad derivada de la contravención de cualquier disposición contenida en la Ley Minera o cualesquiera otras disposiciones legales aplicables en los Estados Unidos Mexicanos. c. Se compromete a sacar en paz y a salvo al Comprador de cualquier reclamación, juicio o demanda, así como al pago de daños y perjuicios y a reembolsarle cualquier gasto en que incurra y que resulte en relación con la defensa que deba hacer el Comprador, de sus derechos como propietario del Producto. d. Se obliga a proporcionar sin restricciones toda la documentación que le sea requerida para solventar cualquier supuesto antes mencionado. VIGÉSIMA. LÍMITE DE RESPONSABILIDAD. Ninguna de las Partes será responsable de cualquier efecto indirecto o consecuencial, por los daños, pérdidas o perjuicios de cualquier naturaleza, ajenos a las Partes y a lo pactado en el presente Contrato. Las partes acuerdan que de ninguna manera la responsabilidad del Comprador excederá el valor del Producto al momento de la entrega del mismo. VIGÉSIMA PRIMERA. AUSENCIA DE VICIOS. Las Partes manifiestan y reconocen que en el presente Contrato no existe dolo, error, mala fe, lesión o vicios del consentimiento, y que han manifestado su libre consentimiento sobre el objeto del contrato, así como todas las estipulaciones que en él se han pactado. VIGÉSIMA SEGUNDA. COMPENSACIONES El Vendedor autoriza expresamente al Comprador o a cualquiera de sus empresas filiales y that the change of these addresses is notified through a written notice. TWENTY-FOURTH: HEADINGS The headings of the different clauses of this Contract are for reference purposes only and do not modify, define or limit in any manner the terms, conditions or provisions contained herein. TWENTY-FIFTH: INDEPENDENCE In case that any provision of the Contract is considered invalid or could not be fulfilled, such event shall not be a reason to interpret that any other provision of this Contract is invalid or impossible to fulfill. Therefore, all the other provisions shall remain in full force and effect, except that those provisions considered invalid or impossible to fulfill shall substantially affect the rights or obligations of each one of the Parties. TWENTY-SIXTH: PRIORITY The Parties agree that the provisions contained in this Contract shall prevail over those stipulations, conditions, commitments and terms established in any other document or annex that could exist in relation to this instrument, in case that there was any discrepancy or contradiction between one and the others. TWENTY-SVENTH: LANGUAGES The Parties sign and approve this Contract in English and Spanish languages. The Parties agree that in the event of discrepancy between the two versions, the Spanish version shall prevail. TWENTY-EIGHTH: APPLICABLE LAW AND JURISDICTION For the interpretation, compliance or execution of this Contract, the Parties state that they expressly submit themselves to the laws of Mexico, and in relation to the validity and annulment of the arbitration clause, the Parties agree to submit

CONTRATO N° 697715-P (WER) subsidiarias para compensar cualquier deuda a cargo del Vendedor o de sus respectivas empresas filiales o subsidiarias, derivada de este o cualquier contrato o acto jurídico existente. VIGÉSIMA TERCERA. NOTIFICACIONES. Todas las comunicaciones, avisos y notificaciones entre las Partes se consignarán por escrito y serán dirigidas a los domicilios establecidos para tal efecto en las declaraciones del presente Contrato, salvo que mediante previa comunicación escrita se notifique del cambio de estos domicilios. VIGÉSIMA CUARTA. ENCABEZADOS. Los encabezados de las distintas cláusulas de este Contrato son solamente para conveniencia de referencia y no modifican, definen o limitan de modo alguno los términos, condiciones o disposiciones que aquí se contienen. VIGÉSIMA QUINTA. INDEPENDENCIA. En el caso de que cualquier disposición del Contrato sea considerada inválida o no pudiera cumplirse, tal hecho no será causa para interpretar que cualquier otra disposición del presente Contrato es inválida o imposible de cumplir, por lo que todas las demás disposiciones permanecerán en plena fuerza y efecto, salvo que aquellas disposiciones consideradas inválidas o imposibles de cumplir afectarán sustancialmente los derechos u obligaciones de cada una de las Partes. VIGÉSIMA SEXTA. PRIORIDAD. Las Partes convienen que las disposiciones contenidas en el presente Contrato prevalecerán sobre aquellas estipulaciones, condiciones, compromisos y términos establecidos en cualquier otro documento o anexo que pudiera existir respecto del presente instrumento, en caso de que entre uno y otros hubiere discrepancia o contradicción. themselves to the courts of Mexico City, Federal District. Therefore, they expressly waive any other jurisdiction that may correspond to them based on their domicile, present or future, or for any other reason. TWENTY-NINTH: ANTI-BRIBERY AND ANTI-CORRUPTION Seller and Buyer respectively warrant and undertake to the other that in connection with this Contract: a. it has implemented adequate internal procedures designed to ensure it shall not authorise the giving or offering of any financial or other advantage with the intention of inducing or rewarding an individual or entity to improperly perform an activity undertaken in the course of an individual’s employment or connected to an entity’s business activities (the “Anti- Corruption Controls”); and b. it has not authorised and it will not authorise, in connection with the performance of this Contract, any financial or other advantage to or for the benefit of any public official, civil servant, political party, political party official, candidate for office, or any other public or private individual or entity where such authorisation would violate the Anti- Corruption Controls. In the event of any breach of the warranties and undertakings in clauses a. and b. above, the non- breaching party may terminate this Contract with immediate effect upon written notice to the other party. This shall be the sole remedy available for a breach of the warranties and undertakings in clauses a. and b. above.

CONTRATO N° 697715-P (WER) VIGÉSIMA SÉPTIMA. IDIOMA. Las Partes firman y aprueban el presente Contrato en los idiomas español e inglés. Las Partes acuerdan que en caso de discrepancia entre las dos versiones, la versión en español prevalecerá. VIGÉSIMA OCTAVA. LEY APLICABLE Y JURISDICCIÓN. Para la interpretación, cumplimiento o ejecución del presente Contrato las Partes manifiestan que se someten expresamente a las leyes mexicanas, y en lo que respecte a la validez y nulidad de la cláusula arbitral, las partes acuerdan someterse a los tribunales de la Ciudad de México, Distrito Federal, por lo que igualmente renuncian expresamente a cualquier otro fuero que pudiera corresponderles en razón de su domicilio presente o futuro o por cualquiera otra razón. VIGÉSIMA NOVENA. ANTISOBORNO Y ANTICORRUPCIÓN El vendedor y el comprador afirman respectivamente uno al otro que en relación con este contrato que: a. Han implementado procedimientos internos adecuados diseñados para asegurar que no autorizarán que se proporcione o se ofrezca ninguna ventaja económica o de otro tipo con la intención de inducir o recompensar a una persona o entidad para que realice una actividad de forma inapropiada durante el período de empleo de una persona o en relación con las actividades pertinentes de una entidad (los “controles anticorrupción”); y b. No han autorizado y no autorizarán, en relación con el cumplimiento de este contrato, ninguna ventaja económica o de otro tipo en beneficio de ningún funcionario del gobierno, funcionario público, partido político, líder de partido político, candidato a un cargo público, o cualquier otra persona o entidad pública o THIRTIETH: SANCTIONS A. It is agreed that all activities contemplated by the Parties pursuant to this Contract will be performed in conformity with and shall not be prohibited by Sanctions and/or laws if and to the extent applicable. Notwithstanding any other provision of this clause or any other clause or provision to the contrary in this Contract, neither Party shall be required to do anything under this Contract which constitutes a violation of, or would be in contravention of, or would expose it to the risk of designation pursuant to any Sanction applicable to it. B. If, at any time during the term of this Contract any Sanctions are changed, or new Sanctions are imposed or become effective, or there is a change in the interpretation of Sanctions, which would: (a) expose a Party to the risk of designation or to other punitive measures by a Sanctions authority; or (b) materially affect a Party’s performance of this contract including but not limited to: (i) its ability to take or make delivery or make or receive any payments as may be required in the performance of this Contract or to insure or transport the goods to be delivered by the seller to the buyer; or (ii) importing the goods into the country of destination; or (c) cause either:

CONTRATO N° 697715-P (WER) privada si dicha autorización violara los controles anticorrupción. c. En el caso de que se incumpla con las afirmaciones de los literales a y b, la parte no incumplidora podrá rescindir este contrato con efecto inmediato al presentar una notificación escrita a la otra parte. Este será el único recurso disponible ante un incumplimiento de las afirmaciones de los literales a y b. TRIGÉSIMA. SANCIONES A. Las Partes acuerdan que todas las actividades contempladas en el presente Contrato serán realizadas en conformidad con las Sanciones y/o leyes en la medida en que sean aplicables, y nunca en forma que se encuentre prohibida por éstas. Sin perjuicio de cualquier cláusula o disposición en contrario en del Contrato, ninguna de las Partes estará obligada a realizar ninguna acción bajo este Contrato que constituya una violación o pueda suponer una contravención de cualquiera de las Sanciones que le sean aplicables, o que la expongan a ser sancionada o designada bajo las mismas. B. Si, en cualquier momento durante el plazo de este Contrato, alguna Sanción es modificada, o nuevas Sanciones son impuestas o entran en vigencia, u ocurre un cambio en la interpretación de las sanciones que pueda: (a) exponer a una Parte al riesgo de designación u otras medidas punitorias por parte de una autoridad de Sanciones; o (b) afectar materialmente el cumplimiento del Contrato por una de las Partes, incluyendo, pero sin limitarse a: (i) su capacidad de recibir o efectuar la entrega, realizar o (i) a curtailment, reduction in, interference with, failure or cessation of supply of goods from any of the Seller’s or Seller’s suppliers’ sources of supply; or (ii) a refusal to supply such goods by any such supplier, then notwithstanding any clause or provision to the contrary in this Contract, such Party may, by written notice to the other Party, (i) suspend performance until such time as the notifying Party may lawfully perform this Contract and/or (ii) terminate this Contract, in each event, without any further obligation or liability by either Party, save for any accrued rights and remedies. C. Obligations to make or receive payment which arose before, or as a consequence of termination shall remain in effect but shall be subject to suspension to the extent required by part A of this clause. “Sanctions” means economic or financial sanctions or trade embargoes or trade restrictions or similar or equivalent restrictive measures imposed, administered, enacted or enforced from time to time by the UN, EU or US or other applicable sanctions authority. THIRTY-FIRST: NOTICES Any notice, communication or notification given by the Parties under this Contract, shall be deemed valid and sufficient if delivered personally by mail, courier or e-mail, to the address set forth below or such other address as either party may inform the other in writing. All notices shall be effective upon receipt. All notices, requests and other communications hereunder shall be addressed:

CONTRATO N° 697715-P (WER) recibir pagos de acuerdo a lo señalado en el Contrato, asegurar o transportar el producto a ser entregado por el Vendedor al Comprador; o (ii) importar el producto en el país de destino; o (c) causar ya sea: (i) una restricción, reducción, interferencia, fracaso o cese en la entrega o suministro del producto por parte de la fuente de abastecimiento del Vendedor o de los proveedores del Vendedor; o (ii) el rechazo de cualquiera de los proveedores a entregar o suministrar el producto; entonces, sin perjuicio de cualquier cláusula o disposición en contrario en el presente Contrato, dicha Parte podrá, mediante notificación por escrito a la otra Parte (i) suspender las prestaciones a su cargo hasta que la Parte que envía la notificación pueda cumplir legalmente con el presente Contrato y/o (ii) terminar el presente Contrato, en cada caso, sin ninguna obligación o responsabilidad adicional para cualquiera de las Partes, salvo por los derechos ya adquiridos. C. Las obligaciones de efectuar o recibir pagos que se hayan generado con anterioridad o como consecuencia de la terminación seguirán vigentes pero su exigibilidad quedará suspendida en la medida requerida por la parte A de la presente cláusula. “Sanciones” significa las sanciones económicas o financieras o embargos o restricciones al comercio u otras medidas restrictivas similares o equivalentes impuestas, administradas o ejecutadas periódicamente por la ONU, UE, EEUU u otra autoridad pertinente en materia de sanciones. TRIGÉSIMA. AVISO Y COMUNICACIONES Cualquier aviso, comunicación o notificación dirigida por las Partes bajo el presente Contrato, If to Buyer: TRAFIGURA MÉXICO, S.A. DE C.V. Av. Reforma, No. 116, Despacho 2102 Lomas de Chapultepec Delegación Miguel Hidalgo México D.F. 11000, México If to Seller: OPERACIONES SAN JOSE DE PLATA S. DE R.L. DE C.V. Valle Escondido 5500, Punto Alto E-2 Oficina 404, C.P. 31125, Chihuahua, Chihuahua, México After this Contract was read by the Parties intervening in it and after being informed about the legal scope of its content, they proceed to ratify and sign it in duplicate at the bottom of each one of its pages, in Mexico City, Federal District, on January

CONTRATO N° 697715-P (WER) será considerada válida y suficiente si es entregada personalmente por correo, courier o correo electrónico, a la dirección establecida líneas abajo o a otra dirección que cualquiera de las partes informe a la contraparte por escrito. Todos los avisos serán efectivos a su recibo. Las personas de contacto, designadas por las partes son: Por el COMPRADOR: TRAFIGURA MÉXICO, S.A. DE C.V. Dirección: Avenida Paseo de la Reforma número 115-2102, Colonia, Lomas de Chapultepec, Delegación Miguel Hidalgo, C.P. 11000, D.F. México Juan Antonio Moran y Zavala, correo electrónico: juanantonio.moran@trafigura.com Por el PRODUCTOR: OPERACIONES SAN JOSE DE PLATA S. DE R.L. DE C.V. Valle Escondido 5500, Punto Alto E-2 Oficina 404, C.P. 31125, Chihuahua, Chihuahua, México Leído que fue el presente Contrato por las Partes que en él intervienen y enteradas del alcance legal de su contenido, lo ratifican y firman por duplicado al calce de cada una de sus páginas, en la Ciudad de México, Distrito Federal el 11 de enero de 2024.

CONTRATO N° 697715-P (WER)

CONTRATO N° 697715-P (WER) ANEXO I i. El Vendedor se compromete a mantener todas las licencias, permisos, autorizaciones y registros requeridos conforme a las leyes aplicables para propósitos de producción, procesamiento, transporte y manipulación de productos, según corresponda. ii. El Vendedor reconoce que, de acuerdo con los “Principios comerciales en materia de HSEC”1 del Comprador, el Comprador respalda los "Principios rectores de las Naciones Unidas sobre Negocios y Derechos Humanos" y reconoce los derechos humanos acordados internacionalmente, incluidos los derechos laborales, como se describe en la "Carta Internacional de los Derechos Humanos" y la “Declaración relativa a los principios fundamentales y derechos en el trabajo” de la Organización Internacional del Trabajo. iii. El Vendedor reconoce que el Comprador se basa en las siguientes políticas y principios para informar sus propios esfuerzos de diligencia cuando esos esfuerzos puedan extenderse al Vendedor (en adelante: "los Requisitos"): a. Código de conducta empresarial de Trafigura2 b. Políticas de responsabilidad corporativa de Trafigura3 ANNEX I i. Seller agrees to maintain all licenses, permits, authorisations and registrations required to be held under applicable Laws for purposes of producing, processing, transporting and handling of products, as applicable. i. Seller acknowledges that, in accordance with Buyer’s ‘HSEC Business Principles’8, Buyer supports the “UN Guiding Principles on Business and Human Rights” and recognises internationally agreed human rights, including labour rights, as outlined in the “International Bill of Human Rights” and the International Labour Organisation’s “Declaration on Fundamental Principles and Rights at Work”. ii. Seller acknowledges that Buyer uses the following policies and principles to inform its own diligence efforts where those efforts may extend to the Seller (hereafter: ‘the Requirements’): a. Trafigura Code of Business Conduct9 b. Trafigura Corporate Responsibility Policy10 c. Trafigura HSEC Business Principles11 d. Trafigura Metals and Minerals Responsible Sourcing and Supply Chain Expectations12 1 https://www.trafigura.com/hsec-resource-centre/ 2 https://www.trafigura.com/brochure/trafigura-code-of-business-conduct 3 https://www.trafigura.com/brochure/trafigura-corporate-responsibility-policy 8 https://www.trafigura.com/hsec-resource-centre/ 9 https://www.trafigura.com/brochure/trafigura-code-of-business-conduct 10 https://www.trafigura.com/brochure/trafigura-corporate-responsibility-policy 11 https://www.trafigura.com/brochure/trafigura-hsec-business-principles 12 https://www.trafigura.com/brochure/responsible-sourcing-and-supply-chain-expectations

CONTRATO N° 697715-P (WER) c. Principios comerciales de HSEC de Trafigura4 d. Expectativas de Abastecimiento Responsable y Cadena de Suministro de Trafigura para Metales y Minerales5 e. Guía de Debida Diligencia de la OCDE para Cadenas de Suministro Responsables de Minerales en Áreas Afectadas por Conflictos y Áreas de Alto Riesgo6 (en adelante: "Lineamientos de la OCDE"). iv. El Vendedor se compromete a respaldar los esfuerzos de diligencia del Comprador en lo que respecta a los Requisitos, incluyendo, sin limitarse, a responder oportunamente a las solicitudes de información, es decir, responder a preguntas y proporcionar documentos, datos y registros clave de acuerdo con el alcance de la evaluación. v. El Vendedor se compromete a proveer asistencia al Comprador en caso de que, con una notificación previa razonable, el Comprador solicite realizar inspecciones en el lugar, ya sea directamente o a través de un tercero designado, en instalaciones propiedad del Vendedor y/u operadas por el mismo y dichas inspecciones en el lugar podrían incluir: a. Un recorrido por el (los) sitio (s), incluidos todos los aspectos operativos clave del mismo, como las áreas de producción, procesamiento y almacenamiento / distribución, así como las e. OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas13 (hereafter: ‘OECD guidance’) iii. Seller commits to support Buyer’s diligence efforts as they pertain to the Requirements, including but not limited to responding in a timely manner to requests for information i.e. by responding to questions and providing key documents, data and records in line with the assessment scope. iv. Seller commits to assist Buyer in the event that, with reasonable notice, Buyer requests to conduct on-site inspections, either directly or through a nominated third party, at seller- owned and/or operated facilities and where onsite inspections might include: a. A tour of the site(s), including all the key operating aspects of the site such as production, processing and storage/distribution areas, as well as facilities provided for workers and site security arrangements. b. Where appropriate, the site tour may also encompass relevant off- site areas, such as mineral sourcing/trading areas, workers accommodation camps or local community investment projects. 4 https://www.trafigura.com/brochure/trafigura-hsec-business-principles 5 https://www.trafigura.com/brochure/responsible-sourcing-and-supply-chain-expectations 6 https://www.oecd.org/daf/inv/mne/mining.htm 13 https://www.oecd.org/daf/inv/mne/mining.htm

CONTRATO N° 697715-P (WER) instalaciones proporcionadas para los trabajadores y las medidas de seguridad del sitio. b. Cuando sea apropiado, el recorrido también puede abarcar áreas relevantes fuera del sitio, como áreas de abastecimiento / comercio de minerales, campamentos de alojamiento de trabajadores o proyectos de inversión en la comunidad local. c. Entrevistas con la dirección y el personal clave7 para comprender los procesos y procedimientos de la gerencia; riesgos relevantes, impactos y desempeño; desafíos relevantes y éxitos relacionados con los requisitos. d. Revisión de documentos, datos y registros clave de acuerdo con el alcance de la evaluación. vi. Cuando corresponda, el Vendedor se compromete a dar aviso al Comprador en caso de que pretendan adquirir minerales de un proveedor externo con la intención de revender esos mismos minerales al Comprador. En tal caso, el Vendedor se compromete a realizar esfuerzos razonables para apoyar los esfuerzos de diligencia del Comprador, como se describe anteriormente. vii. En caso de incumplimiento de las leyes aplicables (ver i) arriba), o de los Lineamientos de la OCDE durante la ejecución de este Contrato, las Partes pueden acordar, después de consultarse entre sí, suspender las c. Interviews with management and key personnel14 to understand management processes and procedures; relevant risks, impacts and performance; relevant challenges and successes pertaining to the requirements. d. Review of key documents, data and records in line with the assessment scope. v. Where applicable, Seller commits to advise Buyer in the event that they intend to procure minerals from a third party supplier with the intention of reselling those same minerals to the Buyer. In such an event, Seller commits to make reasonable efforts to support Buyer’s diligence efforts, as outlined above. vi. In the event of either a breach of applicable laws (see i) above), or of the OECD Guidance during the performance of this Contract, the Parties can agree, after consultation with each other, to suspend deliveries with immediate effect until improvement measures have been put in place to the Buyers satisfaction or to terminate the Contract with no further liability for any of the parties. 7 Donde el personal incluirá, por ejemplo, representantes de las siguientes áreas: Producción y operaciones; abastecimiento de mineral; almacenamiento y logística; seguridad, salud, medio ambiente, y relaciones con las comunidades; relaciones públicas / relaciones con el gobierno; seguridad; recursos humanos; finanzas. 14 Where personnel include, for example, representatives of the following functions: Production and Operations, Mineral procurement, Warehousing and Logistics, Health, Safety and Environment, Community Engagement, External Affairs / Government Affairs, Security, Human Resources, Finance

CONTRATO N° 697715-P (WER) entregas con efecto inmediato hasta que se hayan adoptado medidas de mejora a satisfacción del Comprador o rescindir el Contrato sin más responsabilidad para ninguna de las partes.